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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 27, 2000

                           CUBIST PHARMACEUTICALS, INC
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                      0-21379                   22-3192085
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999


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         ITEM 5.  OTHER EVENTS.

         On January 27, 2000, the Registrant announced that it has offered and intends to complete a private offering of shares of its common stock to raise up to $55.0 million of gross proceeds, which is described in the Registrant's press release dated January 27, 2000, a copy of which is filed as Exhibit A to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit A   Press Release dated January 27, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUBIST PHARMACEUTICALS, INC.

                                        By: /s/ Thomas A. Shea
                                           ----------------------------
                                           Thomas A. Shea
                                           Vice President & CFO

Dated:  January 27, 2000


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                                                                       EXHIBIT A

CONTACTS:

CUBIST PHARMACEUTICALS, INC.                NOONAN/RUSSO COMMUNICATIONS
THOMAS SHEA, VICE PRESIDENT & CFO           CHRIS MORRISON - MEDIA
(617) 576-4155                              (212) 696-4455 EXT. 230
TSHEA@CUBIST.COM                            C.MORRISON@NOONANRUSSO.COM


                     CUBIST PHARMACEUTICALS, INC. ANNOUNCES
                        $55.0 MILLION PRIVATE PLACEMENT

CAMBRIDGE, MA, January 27, 2000 -- Cubist Pharmaceuticals, Inc. (Nasdaq:
CBST) today announced that it has offered and intends to complete a private placement of Cubist's Common Stock to new and current shareholders in order to raise gross proceeds of up to $55.0 million. FleetBoston Robertson Stephens Inc. and Pacific Growth Equities acted as the placement agents for this transaction.

In connection with this private placement, the Company intends to issue up to
2.2 million shares of Common Stock at $25.00 per share. The Company plans to use the proceeds of the private placement to fund its Phase III clinical trials of daptomycin, its lipopeptide drug discovery program and the development of its proprietary genomic target validation and assay development VITA-TM- technology.

The securities sold in this private placement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The Company expects to file a registration statement on Form S-3 within ten business days after the closing of the transaction for purposes of registering the resale by the investors participating in the transactions the shares of Common Stock acquired by these investors.

Cubist Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the research, development and commercialization of novel antimicrobial drugs to combat serious and life-threatening bacteria and fungi infections. Cubist is evaluating the efficacy and safety of daptomycin in the EDGE-TM- (Evaluation of Daptomycin in Gram-positive Entities) clinical trial program. Cubist is engaged in strategic partnerships with Novartis Pharma AG, Merck & Co., Inc. and Bristol-Myers Squibb for the discovery and development of novel antiinfective products, and has formed biotechnology alliances with ArQule, Inc. and Neurogen Corporation.

CUBIST SAFEHARBOR STATEMENT
---------------------------
STATEMENTS CONTAINED HEREIN THAT ARE NOT HISTORICAL FACTS MAY BE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) THAT ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE



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PROJECTED OR SUGGESTED IN ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY.
THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (I) THE COMPANY'S ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND DEVELOPMENT, INCLUDING
PRE-CLINICAL AND CLINICAL STUDIES AND COMMERCIALIZATION; (II) THE COMPANY'S ABILITY TO OBTAIN REQUIRED GOVERNMENTAL APPROVALS; (III) THE COMPANY'S
ABILITY TO ATTRACT AND/OR MAINTAIN MANUFACTURING, SALES, DISTRIBUTION AND MARKETING PARTNERS; AND (IV) THE COMPANY'S ABILITY TO DEVELOP AND COMMERCIALIZE ITS PRODUCTS BEFORE ITS COMPETITORS. ADDITIONAL FACTORS THAT WOULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR SUGGESTED IN ANY FORWARD-LOOKING STATEMENTS IS CONTAINED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THOSE FACTORS DISCUSSED UNDER THE CAPTION "RISK FACTORS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.

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